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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      May 7, 2002


                           UNUMPROVIDENT CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  1-11834                    62-1598430
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)


                               1 Fountain Square
                          Chattanooga, Tennessee 37402
                    (Address of principal executive offices)


                                 (423) 755-1011
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

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                                     INDEX


Item 5.  Other Events

        (a) On May 7, 2002, the Company issued a press release reporting the Company's first quarter earnings which is incorporated herein by reference and attached hereto as Exhibit 99.1.

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UnumProvident Corporation
                                      (Registrant)



Date:  May 7, 2002                    /s/ F. Dean Copeland
                                      ----------------------------
                                      F. Dean Copeland
                                      Executive Vice President - Legal and
                                      Administrative Affairs

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                               INDEX TO EXHIBITS

EXHIBIT

99.1    UnumProvident Corporation press release dated May 7, 2002.